As filed with the Securities and Exchange Commission on May 31, 2018.
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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant   [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material under ss. 240.14a-12


                   First Trust Strategic High Income Fund II
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                (Name of Registrant as Specified in Its Charter)


          -------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

FIRST TRUST

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                                                                    May 31, 2018


    Shareholder Name
    Address 1
    Address 2
    Address 3


                                IMPORTANT NOTICE

Re: First Trust Strategic High Income Fund II


Dear Shareholder:

We have tried unsuccessfully to contact you regarding a very important matter concerning your investment in the First Trust Strategic High Income Fund II. This matter pertains to an important operating initiative for First Trust Strategic High Income Fund II which requires your response.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.

Please contact us toll-free at 1-800-331-5963 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below. Please contact us before June 11, 2018.

Thank you.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees


                                                     REFERENCE NUMBER: 123456789

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                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
          120 East Liberty Drive, Suite 400 o Wheaton, Illinois 60187

                                  FIRST TRUST

                   IMPORTANT NOTICE REGARDING YOUR INVESTMENT

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
           120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187

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                                                                    June 1, 2018

Dear Shareholder:

FIRST TRUST STRATEGIC HIGH INCOME FUND II recently sent to you proxy material regarding the upcoming Special Meeting of Shareholders. Your important proxy voting instructions are needed on a proposal affecting First Trust Strategic High Income Fund II. The Special Meeting is scheduled to be held on Monday, June 11, 2018 at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 at 12:00 noon Central Time.

FIRST TRUST STRATEGIC HIGH INCOME FUND II'S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR IMPORTANT VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To simplify matters we have included an additional copy of your proxy card(s) for your convenience. Should you have any questions about the proposals, or about how to vote, please call 1-800-331-5963.

Thank you in advance for your attention to this important matter.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees

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VOTING IS EASY. Please take a moment now to cast your vote using one of the voting options listed below:

[PICTURE OMITTED]   1.  VOTE BY PHONE. Simply dial the toll-free number located on the enclosed proxy card. Please have the proxy card available at the time of the call.


[PICTURE OMITTED]   2.  VOTE VIA THE INTERNET. Simply visit the website
                        indicated on the enclosed proxy card and follow the instructions on the website.


[PICTURE OMITTED]   3.  VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

                                                                             OBO